UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022

Surrozen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39635	98-1556622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Blvd Suite 400
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1 (650) 489-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRZN	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock	SRZNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 24, 2022, Surrozen, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this “Item 2.02. Results of Operations and Financial Condition” (including the exhibit referenced herein) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended.

Item 5.08. Shareholder Director Nominations.

On March 21, 2022, the Company's Board of Directors established the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The 2022 Annual Meeting will be held on June 7, 2022, and the record date for the 2022 Annual Meeting will be April 11, 2022. The time of the 2022 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2022 Annual Meeting to be filed with the Securities and Exchange Commission. The Company is holding the 2022 Annual Meeting as a virtual-only meeting, which will be conducted via live audio online webcast.

The Company’s bylaws permit stockholders to bring director nominations and other proposals for consideration at the 2022 Annual Meeting, provided they comply with the notice and other requirements set forth in the bylaws and SEC rules. Because the Company did not hold an annual meeting of stockholders during the previous year, all stockholder notices to bring director nominations and other matters before the 2022 Annual Meeting must be received by the Company no later than April 3, 2022, which is the tenth date following this public announcement of the 2022 Annual Meeting date. This is also the date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials, and therefore, under SEC rules, any stockholder who wishes to include director nominations or other proposals in the Company's proxy materials for the 2022 Annual Meeting must submit proper notice no later than April 3, 2022. Stockholders may submit written notice for any director nomination or other proposal to:

Surrozen, Inc.,

Attn: Corporate Secretary

171 Oyster Point Blvd., Suite 400

South San Francisco, California 94080

Any written notice pursuant to the foregoing must also comply with all other applicable requirements found in the rules of the U.S. Securities and Exchange Commission, including Rule 14a-8, the Delaware General Corporation Law, and the Company’s bylaws.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Surrozen, Inc. dated March 24, 2022.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURROZEN, INC.

Date:	March 24, 2022	By:	/s/ Charles Williams
Name: Charles Williams Title: Chief Financial Officer